SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2007 (May 3, 2007)

BUTLER INTERNATIONAL, INC.
(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 E. Las Olas Boulevard, Suite 1730A, Fort Lauderdale, Florida 33301

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (954) 761-2200

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02	Results of Operations and Financial Condition
ITEM 9.01	Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On May 3, 2007, Butler International, Inc. reported preliminary selected fiscal year 2005 and restated fiscal year 2004 financial information. See attached press release at exhibit 99.1.

           The information in this Report on Form 8-K (including the exhibit) is furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

(d)	The exhibits listed below is being furnished pursuant to Item 9.01.

Exhibit Number	Description

99.1	Press release concerning preliminary selected fiscal year 2005 and restated fiscal year 2004 financial information.

SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2007	BUTLER INTERNATIONAL, INC.

	By:	/s/ Mark Koscinski

Mark Koscinski Principal Accounting Officer

BUTLER INTERNATIONAL, INC.
EXHIBIT LIST

Exhibit Number	Description

99.1	Press release concerning preliminary selected fiscal year 2005 and restated fiscal year 2004 financial information.